-------------------------------------------------------------------------------







                                      $3,320,000

                MINNESOTA AGRICULTURAL AND ECONOMIC DEVELOPMENT BOARD

                  MINNESOTA SMALL BUSINESS DEVELOPMENT LOAN PROGRAM

                               REFUNDING REVENUE BONDS

                                 SERIES 1998B, LOT 2








                               BOND PURCHASE AGREEMENT


                                    June 26, 1998





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

                                      $3,320,000
                      MINNESOTA SMALL BUSINESS DEVELOPMENT LOAN
                           PROGRAM REFUNDING REVENUE BONDS
                                 SERIES 1998B, LOT 2


                               BOND PURCHASE AGREEMENT


Minnesota Agricultural and                                         June 26, 1998
  Economic Development Board
St. Paul, Minnesota 55101

Merrill/May Inc.
One Merrill Circle, Energy Park
St. Paul, MN 55108

Ladies and Gentlemen:

          We, Dougherty Summit Securities LLC and Piper Jaffray Inc. (sometimes herein referred to as the "Underwriters") hereby offer to purchase upon the terms and conditions hereinafter specified, $3,320,000 principal amount of Minnesota Small Business Development Loan Program Refunding Revenue Bonds, Series 1998B, Lot 2, dated as of July 1, 1998 (the "Bonds") to be issued by the Minnesota Agricultural and Economic Development Board, St. Paul, Minnesota (the "Issuer"). The Bonds are described in and will be offered for sale by the Underwriters pursuant to an Official Statement dated July 7, 1998 prepared in connection with the issuance of the Bonds (together with the Appendices thereto, the "Official Statement"). The Underwriters have approved a form of a Preliminary Official Statement relating to the Bonds (the "Preliminary Official Statement"). If and when accepted by all of you, this document shall constitute our Bond Purchase Agreement.

          1. BACKGROUND. The Bonds are to be issued by the Issuer pursuant to, and will be secured as provided in, the Minnesota Small Business Development Loan Program Revenue Bonds General Bond Resolution, as amended
(the "General Bond Resolution") and the Series 1998B, Lot 2 Bond Resolution (the "Lot Bond Resolution") adopted June 29, 1998. The net proceeds of the Bonds will be used to refund the Issuer's Series 1990B, Lot 1 Bonds, finance the costs of constructing a manufacturing building (the "Project") which is owned by Merrill/May Inc., a Minnesota corporation (the "Borrower"). Prior to the issuance of the Bonds, the Issuer and the Borrower will amend an existing Loan Agreement (as amended, the "Loan Agreement") under which the Borrower will agree, among other things, to borrow the proceeds of the Bonds from the Issuer and to pay loan repayments in amounts sufficient to pay the principal of, premium, if any, and interest on the Bonds when due. The proceeds of the Bonds will be disbursed by U.S. Bank Trust National Association, as agent for U.S. Bank National Association (formerly First National Bank of Minneapolis) (the "Trustee"), pursuant to the General Bond Resolution. The Bonds and redemption premium, if any, and interest thereon do not constitute a debt of the Issuer or the State of Minnesota within the meaning of any constitutional or statutory limitation or provision and shall not constitute or give rise to any pecuniary liability of the Issuer or charge against the Issuer's general credit or taxing powers, if any, and shall not constitute a charge or encumbrance, legal or equitable, upon the property of the Issuer except as may be provided in the General Bond Resolution, the Lot Bond Resolution, the General Guaranty Fund Resolution (described below) or the Loan Agreement.

          The Bonds are secured by the Lot Bond Resolution, the General Bond Resolution, the General Guaranty Fund Resolution adopted September 26, 1984, as amended, (the "General Guaranty Fund Resolution") and the General Guaranty Fund Pledge and Escrow Agreement dated as of September 26, 1984, as amended, (the "General Guaranty Fund Pledge and Escrow Agreement") between U.S. Bank National Association (formerly First National Bank of Minneapolis), as Escrow Holder and the Issuer. The Loan Agreement is secured by a mortgage and certain other instruments (the "Security Instruments"). Merrill Corporation (the "Guarantor") will confirm its guaranty of the Loan Agreement pursuant to a Confirmation of Guaranty (the "Confirmation"). The Issuer and the Trustee will enter into a Continuing Disclosure Agreement dated as of July 1, 1998 for the benefit of the holders of the Bonds.

          The Bonds will mature and bear interest and contain certain other terms as set forth in the Lot Bond Resolution.

          The Bonds will be sold by us pursuant to the Preliminary Official Statement and the Official Statement.

          2. REPRESENTATIONS OF THE ISSUER. The Issuer makes the following representations:

          (a) The Issuer is an agency duly organized and existing under the laws of the State of Minnesota, with full power and authority to act on behalf of the State of Minnesota (within the meaning of Rev. Rul. 63-20) to adopt the General Bond Resolution, the Lot Bond Resolution and the General Guaranty Fund Resolution, to issue the Bonds, to pledge the loan repayments and other sums to be received pursuant to the Loan Agreement and to conduct its corporate purposes as described in the Official Statement. The Issuer has full power and authority to execute and deliver the Loan Agreement, the General Guaranty Fund Pledge and Escrow Agreement and this Bond Purchase Agreement and to carry out the terms thereof and hereof.

          (b) This Bond Purchase Agreement has been duly and validly authorized. This Bond Purchase Agreement, when executed and delivered, will be in full force and effect and is a legal, valid, binding and enforceable obligation of the Issuer in accordance with its terms. The General Guaranty Fund Pledge and Escrow Agreement, the Loan Agreement, and the Bonds, when executed and delivered, shall have been duly and validly authorized, executed and delivered, shall be in full force and effect and shall be legal, valid, binding and enforceable obligations of the Issuer in accordance with their terms, respectively, except to the extent limited by any future proceedings under bankruptcy, reorganization, or other laws of general application relating to or affecting the enforcement of creditors' rights.

          (c) The consummation of the transactions contemplated by the Loan Agreement, the Official Statement and this Bond Purchase Agreement and the carrying out of the terms thereof and hereof shall not result in the violation of any provision of or restriction contained in any agreement to which the Issuer is a party or by which it is bound; provided, however, that the representations in this paragraph shall not apply to the qualification of the Bonds under state or federal securities or Blue Sky laws or the law of any jurisdiction outside the United States.

          (d) To the best knowledge of the Issuer there is no action, suit, proceeding or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against or affecting the Issuer wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by the Loan Agreement, the Official Statement and this Bond Purchase Agreement.

          (c) Any certificate signed by any official of the Issuer and delivered to the Underwriters on or prior to the Closing Date shall be deemed a representation by the Issuer to the Underwriters as to the truth of the statements therein contained.

          3. THE BORROWER'S AND GUARANTOR'S REPRESENTATIONS. The Borrower and the Guarantor make the following warranties and representations:

          (a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Minnesota with full power and authority to own the Project and otherwise conduct its business as described in Appendix B to the Official Statement. To the best of its knowledge, the Borrower is conducting its business in substantial compliance with all applicable and valid laws, rules and regulations of each jurisdiction where it owns or leases substantial property or where it transacts material intrastate business.

          (b) The Guarantor is a corporation duly organized and validly existing under the laws of the State of Minnesota with full power and authority to operate the Project and otherwise conduct its business as described in Appendix B to the Official Statement. To the best of its knowledge, the Guarantor is conducting its business in substantial compliance with all applicable and valid laws, rules and regulations of each jurisdiction where it owns or leases substantial property or where it transacts material intrastate business.

          (c) The Borrower has full power and authority to execute and deliver the Loan Agreement and this Agreement and to carry out the terms thereof. The Guarantor has full power and authority to deliver the Confirmation and this Agreement. This Agreement and the Loan Agreement, when executed and delivered by the Borrower, will have been duly and validly authorized, executed and delivered by the Borrower, will be in full force and effect and will be valid and binding instruments of the Borrower, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting creditors' rights generally. This Agreement and the Confirmation, when executed and delivered by the Guarantor, will have been duly and validly authorized, executed and delivered by the Guarantor, will be in full force and effect and will be valid and binding instruments of the Guarantor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws affecting creditors' rights generally.

          (d) The consummation of the transactions herein contemplated and carrying out of the terms hereof will not result in a material violation of any provision of, or a default under the Articles of Incorporation or Bylaws of the Borrower or the Guarantor or any indenture, mortgage, deed of trust, indebtedness, agreement, judgment, decree, order, statute, rule or regulation to which the Borrower or Guarantor is a party or by which the property of either is bound; provided, however, that the representations and warranties in this paragraph shall not apply to the qualification of the Bonds under state or federal securities or Blue Sky Laws or the law of any jurisdiction outside the United States.

          (e) Except as described in the Official Statement, to the best of their knowledge, no approval, authorization, consent or other order of any public board or body (other than the authorization of the Issuer and registration under and compliance with the federal or securities or Blue Sky laws of various states) is legally required for the transactions contemplated hereby.

          (f) Neither the Guarantor nor the Borrower is in violation of any material provision of its Articles of Incorporation or Bylaws. Neither the Borrower nor the Guarantor is in violation of any provision of, or in material default under, any indenture, mortgage, deed of trust, indebtedness agreement, instrument, judgment, decree, order, statute, rule or regulation to which it is a party or by which it or its property is bound.

          (g) There are no legal or governmental proceedings pending or, to the best of its knowledge, threatened or contemplated by governmental authorities or threatened by others to which the Borrower or Guarantor is or may become a party or of which any property of the Borrower or Guarantor is or may become subject, other than as is set forth in the Official Statement, which, if determined adversely to the Borrower or Guarantor, would have a material and adverse effect on the financial condition of the Borrower or Guarantor.

          (h) The information contained in the Official Statement under the heading "THE SERIES 1998B BONDS - Lot 2 Estimated Sources and Uses of Funds", and the information concerning the Borrower and Guarantor in Appendix B thereto is accurate in all material respects.

          (i) Subsequent to the respective dates as of which information is given in the Official Statement and prior to the Closing Date hereinafter mentioned, except as described to the Underwriters and Issuer or set forth in or contemplated by the Official Statement, (1) neither the Borrower nor the Guarantor shall have incurred any material liabilities or obligations, direct or contingent, except in the ordinary course of business, or shall have entered into any material transaction not in the ordinary course of business, (2) there has not been any material adverse change in the business of the Borrower or Guarantor or the financial position or results of operations of the Borrower or Guarantor, (3) no loss or damage (whether or not insured) to the property of the Borrower or Guarantor has been sustained which materially and adversely affects the operations of the Borrower or Guarantor, and (4) no legal or governmental proceedings affecting the transactions contemplated by this Agreement have been instituted or threatened which are material.

          4. PURCHASE, SALE AND DELIVERY OF THE BONDS. On the basis of the representations and warranties and subject to the terms and conditions set forth herein, we agree to purchase, and the Issuer agrees to sell to us, the total principal amount of the Bonds at a purchase price of $3,320,000 plus interest accrued from the date of the Bonds to the Closing Date. From other available funds, the Borrower shall pay us an underwriting fee of $83,000. Payment for the Bonds shall be made to the Issuer or its order by wire transfer or by certified or official bank check or checks payable in immediately available funds at the office of Lindquist & Vennum P.L.L.P., Bond Counsel, in Minneapolis, Minnesota, at 10 a.m. Central Time, on July 15, 1998, or at such later date as may be agreed upon by an appropriate officer of the Issuer, the Borrower and us against delivery of the Bonds to us. The date and time of such payment and delivery are herein called the "Closing Date". The Bonds will be delivered to us on the Closing Date in the office of the bond counsel in Minneapolis, Minnesota, in fully registered form, as requested by us before the Closing Date, and the Bonds shall be made available to us for inspection at least one day prior to the Closing Date. The Bonds shall bear CUSIP numbers, provided that neither the printing of a wrong number on any Bond nor the failure to print a number thereon shall constitute cause to refuse delivery of a Bond.

          5.   COVENANTS OF THE BORROWER.  The Borrower:

          (a) except in connection with the issuance of additional obligations under the General Bond Resolution or changes in the Guaranty Fund Amount, if at any time for a period of six months after the date of the Official Statement an event shall have occurred as a result of which it is necessary to amend or supplement the Official Statement in order to make the statements therein with respect to the Borrower and Guarantor not untrue or misleading, notify us promptly thereof and furnish to us an appropriate amendment or a supplement that will correct the statements in the Official Statement in order to make the statements therein with respect to the Borrower and Guarantor not untrue or misleading; and

          (b) advise the Underwriters promptly upon obtaining knowledge thereof of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement or in connection with the sale and distribution of the Bonds.

          The Issuer, the Borrower and the Guarantor shall cooperate with the Underwriters to maintain the eligibility of the Bonds for secondary market trading in the State of Minnesota, provided, however, in no event shall the Issuer be required to expend any moneys or funds to maintain such eligibility and if moneys or funds need be expended therefor such expenditures shall be the sole obligation of the Borrower. For this purpose the Borrower and the Guarantor shall provide the information necessary for the Issuer to furnish the Underwriters with an annual report in the form required and the Issuer shall furnish such annual report to the Underwriters and the Borrower and the Guarantor shall pay any annual fee of the State of Minnesota required in this connection.

          6. CONDITIONS OF OBLIGATIONS OF UNDERWRITERS AND ISSUERS. Our obligation to purchase and pay for the Bonds, and the obligation of the Issuer to issue the Bonds is subject to the following conditions:

          (a) The representations and warranties of the Borrower and Guarantor shall be true and correct as of the date hereof and the Closing Date.

          (b) At the Closing Date, the Borrower and the Guarantor shall have performed all of its obligations hereunder theretofore to be performed.

          (c) At the Closing Date, there shall be delivered to us and dated as of the Closing Date:

               (i) opinions of Lindquist & Vennum P.L.L.P., Minneapolis, Minnesota, as Bond Counsel, addressed to the Issuer substantially in the form set forth as Exhibit A and a separate opinion of Bond Counsel, addressed to us, substantially in the form set forth as Exhibit B.

               (ii) one or more opinions of counsel to the Borrower and Guarantor, addressed to us and the Issuer, substantially in the form set forth as Exhibit C.

               (iii) certificate of an authorized representative of the Issuer, substantially in the form of Exhibit D.

               (iv) opinion of the Office of the Attorney General of the State of Minnesota, as counsel to the Issuer, addressed to us and the Issuer, substantially in the form set forth as Exhibit E.

     In rendering the above opinions, counsel may rely upon customary certificates.

          (d) The General Guaranty Fund Pledge and Escrow Agreement, the Loan Agreement, the Continuing Disclosure Agreement and the Confirmation, in substantially the forms existing on the date hereof, with such changes therein as may be mutually agreed upon by the parties thereto and us, and all instruments contemplated thereby, shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect on the Closing Date.

          (e) All proceedings and related matters in connection with the authorization, issue, sale and delivery of the Bonds shall have been satisfactory to Bond Counsel, and such counsel shall have been furnished with such papers and information as they may have reasonably requested to enable them to pass upon the matters referred to in this Section 6.

          (f) The Borrower shall have furnished or caused to be furnished to us on the Closing Date certificates satisfactory to us as to the accuracy of all representations and warranties contained herein as of the date hereof and as of the Closing Date and as to the performance by the Borrower of all of their obligations hereunder to be performed at or prior to the Closing Date.

          (g) The offer and sale of the Bonds shall be exempt from registration under the Securities Act of 1933, as amended.

          (h) The Bonds shall be registered under the Blue Sky laws of the State of Minnesota and registered or exempt from registration for sale in such states as the Underwriters and the Issuer shall have mutually agreed upon and the Underwriters shall have been furnished one or more memoranda to such effect by Faegre & Benson.

          All such opinions, certificates, letters and documents will be in compliance with the provisions hereof only if they are in all material respects satisfactory to us.

          If any condition of our obligation hereunder to be satisfied prior to the Closing Date is not so satisfied, this Agreement may be terminated by us by notice in writing or by telegram to the Borrower and the Issuer.

          We may waive in writing compliance by the Borrower and Guarantor or the Issuer with any one or more of the foregoing conditions or extend the time for their performance.

          7. INDEMNIFICATION. The Borrower will indemnify and hold harmless the Underwriters and the Issuer and each person, if any, who controls the Underwriters and the Issuer (in this paragraph separately and collectively referred to as the "defendants") within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Underwriters, the Issuer and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigation or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or failure to state a material fact contained in the Official Statement (or the Official Statement as from time to time amended or supplemented) under, and only under, the heading "THE SERIES 1998 BONDS - Lot 2 Estimated Sources and Uses of Funds" or that portion of Appendix B relating to the Borrower and Guarantor. Promptly after receipt by the Underwriters, the Issuer or any such controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Borrower and Guarantor under this Section, such person will notify the Borrower and Guarantor in writing of the commencement of any action in respect of which indemnity may be sought against the Borrower and Guarantor under this Section, such person will notify the Borrower and Guarantor in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Borrower and Guarantor shall assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Underwriters, the Issuer or such controlling person, as the case may be, and the payment of expenses) insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Borrower and Guarantor. The issuer or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of the Borrower and Guarantor. The Borrower and Guarantor shall not be liable to indemnify any person for any settlement of any such action effected without its consent.

          To the same extent as the foregoing indemnity contained in this Section from the Borrower and Guarantor to the Underwriters and the Issuer and each person, if any, who controls the Underwriter and the Issuer, the Underwriters agree to indemnify and hold harmless the Borrower and Guarantor and the Issuer and each person, if any, who controls the Borrower and Guarantor and the Issuer within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereinafter in this paragraph separately and collectively referred to as the "defendants"), but only with reference to information furnished by us specifically for use in the preparation of the Official Statement and Preliminary Official Statement. In case any such claim shall be presented in writing or any action shall be brought against any of the defendants based on the Official Statement or Preliminary Official Statement, in respect of which indemnity may be sought from the Underwriters on account of its agreement contained in this Section, the Underwriters shall have the rights and duties given to the Borrower and Guarantor in the above paragraph and the defendants shall have the rights and duties given by the above paragraph to the persons therein referred to as "defendants".

          8. OFFERING BY UNDERWRITERS. We propose to offer the Bonds for sale to the public under the applicable securities laws in the states in which the Bonds will be reoffered as set forth in the Official Statement. Concessions from the offering price may be allowed to selected dealers and special purchasers. The offering price and concessions vary after the initial offering and the Bonds may be offered at prices other than the par value thereof. The Borrower and Guarantor hereby confirm and the Issuer hereby consents to the authority and use by the Underwriters of the Preliminary Official Statement and the Official Statement.

          9. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities, agreements and other statements of the Borrower, the Guarantor, the Issuer and the Underwriters or their officers and authorized representatives set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation or statement as to the results thereof made by or on behalf of the

Borrower, the Guarantor, the Issuer or the Underwriters or any controlling person and will survive delivery of and payment for the Bonds.

          10. PAYMENT OF COSTS AND EXPENSES. There shall be paid by the Borrower and Guarantor the following: the fees and disbursements of Underwriters' counsel, the costs of registration or filing fees with the various states; fees and disbursements of bond counsel and staff for the State of Minnesota or Issuer, costs of preparation and any printing of the General Bond Resolution, and any similar documents, if any; costs of printing the Preliminary Official Statement and the final Official Statement; the initial fees of the Trustee, the Escrow Holder and paying agents. The Borrower shall, in addition, pay the underwriting fee of $83,000 referred to in Section 4 on the Closing Date.

          11. TERMINATION OF AGREEMENT. This Agreement may be terminated at any time prior to the Closing Date by us by written notice to the Issuer and the Borrower if in our judgment it is impracticable to offer for sale or to enforce contracts made by the Underwriters for the resale of the Bonds agreed to be purchased hereunder by reason of (i) trading in securities on the New York Stock Exchange, Inc. or the American Stock Exchange having been suspended or limited or minimum prices having been established on either such Exchange, (ii) a banking moratorium having been declared by either Federal or applicable state authorities, (iii) an outbreak of major hostilities or other national or international calamity having occurred, (iv) any action having been taken by any government in respect of its monetary affairs which, in our opinion, has a material adverse effect on the United States securities markets, (v) legislation is introduced in Congress, or a decision rendered by any court, or any order, ruling, regulation or statement issued by any agency of the United States which, in our opinion, would result in the interest payable on the Bonds being subject to United States income taxes or the Bonds, Loan Agreement, Lot Bond Resolution, General Bond Resolution, General Guaranty Fund Resolution being subject to registration or qualification with the Securities and Exchange Commission, (vi) by reason of a default with respect to any security issued by a state or any subdivision or instrumentality of a state having a population of more than one million, which, in our opinion, has a material adverse effect on the United States securities markets or (vii) the occurrence of any event, or knowledge to that effect, which makes untrue, incorrect or misleading in any material respect any statement or information contained in the Official Statement, or has the effect that the Official Statement contains an untrue, incorrect or misleading statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. If this Agreement shall be terminated pursuant to Section 6 or this Section 11, or if the purchase provided for herein is not consummated because any condition to our obligation hereunder is not satisfied or because of any refusal, inability or failure on the part of the Borrower, the Guarantor or the Issuer to comply with any of the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Borrower, the Guarantor or the Issuer shall be unable to perform all of their respective obligations under this Agreement, neither the Borrower, Guarantor nor the Issuer shall be liable to us for damages on account of loss of anticipated profits arising out of the transactions covered by this Agreement, but the Borrower and Guarantor shall remain liable to the extent provided in Section 10 hereof, and the Borrower and Guarantor shall pay all reasonable out-of-pocket expenses incurred by us, Bond Counsel, Issuer's Counsel and

Underwriters' Counsel hereunder, including the fees and disbursements of such Counsel in contemplation of the purchase and sale of the Bonds.

          12. NOTICES AND GOVERNING LAW. All communications hereunder shall be in writing and, except as otherwise provided, shall be delivered at, or mailed or telegraphed to, the following addresses: if to the Underwriters, to Dougherty Summit Securities, LLC, 90 South Seventh Street, 4300 Norwest Center, Minneapolis, Minnesota 55402 Attention: Mark Landreville; if to the Borrower and Guarantor, addressed to them at One Merrill Circle, St. Paul, MN 55108 Attention: Dale Kopel; if to the Issuer, addressed to it at 500 Metro Square, 121 7th Place East, St. Paul, Minnesota 55101, Attention: Chair.
This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

          13. PARTIES IN INTEREST. This Agreement shall be binding upon and shall inure to the benefit of the Underwriters, the Borrowers and the Issuer, and, to the extent expressed, any person controlling the Issuer, the Underwriters, the Borrower, the Guarantor and their respective executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from the Underwriters of the Bonds.

          14.  TIME.  Time shall be of the essence of this Agreement.

          15. COUNTERPARTS. This Agreement may be executed in any number of counterparts.

          16. SURVIVABILITY. The covenants, representations, and warranties contained in this Bond Purchase Agreement shall survive the purchase, sale, and delivery of the Bonds.


                        [This page intentionally left blank.]

          If the foregoing is in accordance with your understanding of the Agreement, kindly sign and return to us the enclosed duplicate copies hereof, whereupon it will become a binding agreement among the Issuer, the Borrower and the Underwriters in accordance with its terms.


                              Very truly yours,

                              DOUGHERTY SUMMIT SECURITIES LLC
                              For and On behalf of the Underwriters and Itself


                              By /s/ Mark Landreville
                              --------------------------------------
                              Its Executive Vice President


                              Confirmed and accepted as of the date first
                                above written.

                              MINNESOTA AGRICULTURAL AND
                                ECONOMIC DEVELOPMENT BOARD


                              By  /s/ [Illegible]
                                ----------------------------------------
                                Executive Director


                              MERRILL/MAY INC.


                              By /s/ John Castro
                                -----------------------------------------
                                Its
                                   --------------------------------------

                              MERRILL CORPORATION


                              By /s/ John Castro
                                 ----------------------------------------
                                 Its
                                   --------------------------------------

                                                                       EXHIBIT A

                           [Lindquist & Vennum Letterhead]

                                 [CLOSING DATE], 1998


Minnesota Agricultural and Economic
  Development Board
500 Metro Square
121 7th Place East
St. Paul, Minnesota 55101

Dougherty Summit Securities, LLC
90 South Seventh Street
4300 Norwest Center
Minneapolis, Minnesota 55402

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, Minnesota 55440


          RE: $________Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program Revenue Bonds, Series 1998B, Lot 2

               [Bond Counsel's opinion substantially similar to the form attached as Appendix D to Preliminary Official Statement dated _______, 1998]



                                             Very truly yours,

                                                                       EXHIBIT B



                           [Lindquist & Vennum Letterhead]

                                 [CLOSING DATE], 1998


Minnesota Agricultural and Economic
  Development Board
500 Metro Square
121 7th Place East
St. Paul, Minnesota 55101

Dougherty Summit Securities, LLC
90 South Seventh Street
4300 Norwest Center
Minneapolis, Minnesota 55402

Piper Jaffray Inc.
222 South Ninth Street
Minneapolis, Minnesota 55440


          RE: $________Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program Revenue Bonds, Series 1998B, Lot 2


                  [Form of opinion to be substantially as follows:]


          1. The Bonds, the General Bond Resolution and other documents securing the Bonds, except the Loan Agreement, are exempt from registration pursuant to the Securities Act of 1933, as amended; the Bonds constitute "municipal securities" within the meaning of the Securities and Exchange Act of 1934, as amended; and the General Bond Resolution is exempt from qualification under the Trust Indenture Act of 1939, as amended.

          2. The statements in the Official Statement relating to the Bonds under the headings "THE SERIES 1998B BONDS", "SECURITY FOR THE BONDS", "SUMMARY OF CERTAIN PROVISIONS OF GENERAL BOND RESOLUTION", "SUMMARY OF CERTAIN PROVISIONS OF GENERAL GUARANTY FUND PLEDGE AND ESCROW AGREEMENT", "SUMMARY OF CERTAIN PROVISIONS OF LOAN AGREEMENTS, COLLATERAL AND SECURITY INSTRUMENTS" and "TAX EXEMPTION", are true and accurate and do not omit a material fact necessary to be included therein for the purpose for which they were intended. In preparation of the remaining portions of the Official Statement, the Underwriters have been represented by their counsel and we have not examined or verified such other provisions in the Official Statement, or appendices thereto, and accordingly express no opinion thereon.
We further express no opinion with respect to the adequacy of disclosure in the Official Statement with respect to any Borrowers described therein or any documents to which they are a party or any collateral which they have provided.

          We hereby consent to the use of our firm name on the cover page and under the headings "TAX EXEMPTION" and "APPROVAL OF LEGAL MATTERS" in the Official Statement.


                                             Very truly yours,

                                                                       EXHIBIT C

                                                                       EXHIBIT D


                                CERTIFICATE OF ISSUER


Dougherty Summit Securities, LLC
Minneapolis, Minnesota

Piper Jaffray Inc.
Minneapolis, Minnesota

     RE: $_________ Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program, Series 1998B, Lot 2

          The Minnesota Agricultural and Economic Development Board (the "Board") does hereby certify in connection with the issuance of the above-captioned Bonds which were purchased by you pursuant to a Bond Purchase Agreement dated ___________, 1998 among you, the Board, and Merrill/May Inc. (the "Borrower") that to the best of its knowledge as of this date the Official Statement, except as noted below, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Board has relied on the information furnished by the Borrower in preparing the sections under the heading "THE SERIES 1998B BONDS -- Lot 2 Estimated Sources and Uses of Funds" and in Appendix B.

Date:__________               MINNESOTA AGRICULTURAL AND ECONOMIC
                              DEVELOPMENT BOARD


                              By___________________________
                                Its________________________

                                                                       EXHIBIT E


                  [Letterhead of the Office of the Attorney General]


                                 [CLOSING DATE], 1998


Minnesota Agricultural and Economic
  Development Board
500 Metro Square
121 7th Place East
St. Paul, Minnesota 55101

Dougherty Summit Securities, LLC
90 South Seventh Street
4300 Norwest Center
Minneapolis, Minnesota 55402

Piper Jaffray Inc.
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55440

     RE: $_________ Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program Revenue Bonds, Series 1998B, Lot 2


                  [Form of opinion to be substantially as follows:]


          1. The Board was duly created and is validly existing under the provisions of the Act as a Board authorized to act on behalf of the State (within the meaning of Rev. Rul. 63-20) with full power and authority to adopt the General Resolution, the Lot Resolution and the General Guaranty Fund Resolution; to issue, execute, sell and deliver the Bonds; and to execute, deliver and perform the Bond Purchase Agreement, the Escrow Agreement and the Loan Agreement.

          2. The General Resolution, the Lot Resolution and the General Guaranty Fund Resolution have been duly adopted by, and the Bond Purchase Agreement, the Escrow Fund Resolution and the Loan Agreement have been duly authorized, executed and delivered by the Board, and constitute valid, binding and legal obligations of the Board enforceable in accordance with their respective terms except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or because the obligations are held to be contrary to public policy.

          3. The indebtedness of the Board, including that represented by the Bonds, is within every limit, constitutional, statutory or other, prescribed by any regulations or statute or law.

          All capitalized terms used in this opinion and not otherwise defined shall have the same meanings as in the General Resolution.


                                             Very truly yours,



                                             ---------------------
                                             Special Assistant
                                             Attorney General

                                                                    **$210,000**

                               UNITED STATES OF AMERICA
                                  STATE OF MINNESOTA


                MINNESOTA AGRICULTURAL AND ECONOMIC DEVELOPMENT BOARD
                         MINNESOTA SMALL BUSINESS DEVELOPMENT
                         LOAN PROGRAM REFUNDING REVENUE BOND
                                  SERIES 1998B LOT 2


No. SR98B2-1                                                 Cusip No. 604920VJ4

     INTEREST RATE                  MATURITY DATE           DATED DATE
     -------------                  -------------           ----------

          4.20%                     August 1, 1999          July 1, 1998


     Minnesota Agricultural and Economic Development Board (the "Board"), constituted as an authority to act on behalf of the State of Minnesota (the "State") created and existing by virtue of the laws of the State, acknowledges itself indebted and for value received hereby promises to pay, solely from the sources and as hereinafter provided, to


CEDE & CO


or registered assigns,
the principal sum of **TWO HUNDRED TEN THOUSAND*****************DOLLARS

on the maturity date set forth above, unless redeemed prior thereto as hereinafter provided, upon presentation and surrender of this bond at the corporate trust office of U.S. Bank National Association, Minneapolis, Minnesota (the "Trustee" or the "Paying Agent"), and to pay interest (calculated on the basis of a 360-day year of twelve 30-day months) on such principal sum from the date hereof at the interest rate set forth above per annum until such principal sum is paid, payable on the first days of February and August of each year commencing February 1, 1999. Interest hereon shall be payable by check or draft mailed from said office of the Trustee to the person in whose name this bond is registered at the close of business on the 15th day of the calendar month next preceding each semiannual interest payment date. In case an event of default, as defined in the General Resolution (hereinbelow described), shall occur, the principal of this bond may be declared due and payable in the manner and with the effect provided in the Resolutions (defined below). Amounts paid on this bond after such declaration shall be paid by the Trustee to the person in whose name this bond is registered as of a special record date to be fixed by the Trustee, notice of which is to be mailed to the registered owners of all Bonds then outstanding. The principal or redemption price, if any, of and interest on this bond are payable in any coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts; provided, however, that interest on this fully registered bond shall be paid by check or draft as set forth above.

     This bond is one of a duly authorized lot of bonds of the board designated "Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program Refunding Revenue Bonds, Series 1998B, Lot 2 (the "Single Lot Bonds") issued by the Board in the aggregate principal amount of $3,320,000 under and pursuant to (i) that act of the legislature of the State, enacted as Chapter 547 of the Laws of Minnesota for 1980, as amended and supplemented (and set forth in MINNESOTA STATUTES 1986, Chapter 116M notwithstanding the subsequent repeal thereof by Minnesota Laws of 1987, Chapter
386) and MINNESOTA STATUTES, Chapter 41A (collectively, the "Act"), (ii) the Minnesota Small Business Development Loan Program Revenue Bonds General Bond Resolution duly adopted by the Minnesota Energy and Economic Development Authority (the "Authority"), as amended and supplemented (the "General Resolution") and (iii) the Single Lot Resolution, as amended, authorizing the issuance of the Single Lot Bonds (the "Single Lot Resolution") duly adopted by the Board (the General Resolution and the Single Lot Resolution are herein collectively called the "Resolutions"). The Board is the statutory successor to the Authority with respect to General Resolution and the Program (as therein defined). The Board and the Authority are collectively referred to herein as the "Board". The Single Lot Bonds are all of the like date and tenor except as to number, dates, denominations, interest rate and maturity, and are issued for the purposes of acquiring a Business Loan to provide financing for the costs of a project to be used by a Business in its business operations (as such capitalized terms are defined in the Resolutions) and for other proper purpose of the Authority as provided by the Resolutions. Reference is hereby made to the Resolutions, as the same may be amended and supplemented from time to time, for a description of the rights, limitations of rights, obligations, duties and immunities of the Board, the Trustee, the Paying Agent and the holders of the bonds. (All bonds issued under the General Resolution, including the Single Lot Bonds, are herein collectively called the "Bonds"). Certified copies of the Resolutions are on file in the corporate trust office of the Trustee in St. Paul, Minnesota nd in the principal office of the Authority in Saint Paul, Minnesota.

     As provided in the General Resolution, Bonds issued thereunder shall be special obligations of the Board, the principal or redemption price, if any, of and interest on the Bonds which are payable solely from and secured solely by the revenues, funds and other property or assets of the Board described in the Resolutions and pledged therefor.

     It is provided, however, that Bonds issued under the General Resolution shall be secured by the General Guaranty Fund, created as an account of the Economic Development Fund under MINNESOTA STATUTES 1986, Section 116M.06, Subd. 2 and Subd. 4 (now repealed) as transferred to the Agricultural and Economic Development Fund and renamed the Agricultural and Economic Development Account of the Special Revenues Fund in the State Treasury (herein, such account to the extent it has received such transferred moneys is referred to as the "General Guaranty Fund"). The General Guaranty Fund is held under and in accordance with the terms and provisions of the General Guaranty Pledge and Escrow Agreement dated as of September 26, 1984, as amended and supplemented, by and between the Board and U.S. Bank National Association, Minneapolis, Minnesota, as escrow holder (the "Escrow Holder") thereunder. Amounts from time to time on deposit in the General Guaranty Fund are pledged and allocated to guarantee the payment of debt service payments and prepayments due on such bonds that correspond to unpaid payments of principal and interest then due on the related Business Loan with respect to such Bonds, whether due upon scheduled payment dates or upon acceleration prior to the occurrence of such scheduled payment dates. Reference is hereby made to the General Resolution and the General Guaranty Fund Pledge and Escrow Agreement, as the same may be amended and supplemented from time to time, for a description of the rights, limitations of rights, obligations, duties and immunities of the Board, the Trustee, the Escrow Holder and the holders of the Bonds, all with respect to the General Guaranty Fund.

     THIS BOND DOES NOT CONSTITUTE A DEBT OR LOAN OF CREDIT OF THE STATE OF MINNESOTA OR ANY AGENCY OR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE BOARD) OR THE UNITED STATES OF AMERICA OR ANY AGENCY OR DEPARTMENT THEREOF AND NEITHER THE STATE OF MINNESOTA OR ANY AGENCY OR ANY POLITICAL SUBDIVISION THEREOF (OTHER THAN THE BOARD) NOR THE UNITED STATES OF AMERICA OR ANY AGENCY OR DEPARTMENT THEREOF SHALL BE LIABLE ON THIS BOND. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF MINNESOTA OR ANY AGENCY OR ANY POLITICAL SUBDIVISION THEREOF OR OF THE UNITED STATES OF AMERICA OR ANY AGENCY OR DEPARTMENT THEREOF IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR THE INTEREST ON THIS BOND.

     With respect to the creation of the General Guaranty Fund and the pledge and allocation and guarantee obligation undertaken in connection therewith, the Board includes and recites in this bond the following covenant of the State as set forth in Section 116M.06, Subd. 2 of the Act.

     The State covenants with all holders of the Board's bonds interested in the disposition of money in the Economic Development Fund or its accounts (including the General Guaranty Fund) which money the Board has irrevocably pledged and allocated for any authorized purpose described in Section 116M.06, Subd. 2 of the Act, that the State will not take any action to limit the effect of the pledge and allocation and will not take any action to limit the effect of contracts entered into as authorized in section 116M.06, Subd. 2 of the Act with respect to the pledge and allocation and will not limit or alter the rights vested in the Board or the State to administer the application of money pursuant to the pledge and allocation and to perform its obligations under the contracts.

     As provided in the General Resolution, additional Bonds have been issued and may be issued from time to time, all pursuant to additional lot resolutions, in one or more series or lots and in various principal amounts, which may mature at different times, may bear interest at different rates and otherwise may vary as provided in the General Resolution or any resolution amendatory thereof or supplemental thereto. The aggregate principal amount of Bonds that may be issued under the General Resolution is not limited except as provided therein and in the Act and all Bonds issued and to be issued thereunder are and will be equally secured by the pledge and covenants made therein, except as otherwise expressly provided or permitted in the General Resolution.

     To the extent and in the manner permitted by the terms thereof, the Resolution and any resolution amendatory thereof or supplemental thereto may be modified or amended, provided, however, that no such modification or amendment shall permit a change in the terms of redemption or maturity of the principal of any outstanding Bond or of any installment of interest thereon or a reduction in the principal amount of redemption price thereof or in the rate of interest thereon without the consent of the holder of such Bond, or shall reduce the percentage of Bonds, the consent of the registered owners of which is required to effect any such modification or amendment without the consent of the registered owners of all Bonds then outstanding.

     The Single Lot Bonds maturing in any particular year are issuable in the form of fully registered bonds, without coupons, in denominations of $5,000 or of any integral multiple thereof, not exceeding the aggregate principal amount of Single Lot Bonds maturing in such year.

     This Bond is transferable, as provided in the General Resolution, only upon the books of the Board kept for that purpose at the corporate trust office of the Trustee by the registered holder thereof in person or by his duly authorized attorney, (i) upon surrender of this Bond together with a written instrument of transfer satisfactory to the Trustee duly executed by the registered holder or his duly authorized attorney and (ii) upon payment of the charges prescribed in the General Resolution. Thereupon a new Bond of the same aggregate principal amount, series or Lot and maturity shall be issued in the name of the transferee in exchange therefor as provided in the General Resolution. The Board, the Trustee and any other paying agent may deem and treat the person in whose name this Bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal or redemption price hereof and interest due hereon and for all other purposes.

     The Single Lot Bonds are subject to redemption prior to maturity as hereinafter set forth in each instance at the respective redemption prices set forth (expressed as percentages of the principal amount of any Single Lot Bonds or portions thereof to be so redeemed) together with accrued interest to the redemption date.

     (a) The Bonds maturing on and after August 1, 2005, are redeemable on August 1, 2004 and on any date thereafter, at the option of the Board, at a redemption price of par plus accrued interest to the date of redemption, all in the manner provided by the General Bond Resolution.

     (b) All Single Lot Bonds are subject to redemption prior to maturity, in whole or in part on any bond payment date at 100% of the principal amount of such Single Lot Bonds to be so redeemed on such bond payment date in an amount equal to (i) the net proceeds received by the Board on account of an involuntary acceleration or prepayment of the Related Business Loan that are deposited in or transferred to the Special Redemption Account created with respect thereto or (ii) Bond proceeds and certain other moneys that are transferred from time to time to said Special Redemption Account, provided such redemptions must equal or exceed $5,000, all as more fully described in the Resolutions.

     (c) On and after August 1, 1998, the Board may issue Bonds to refund the Single Lot Bonds and to effect such refunding, deposit the proceeds thereof into the Special Redemption Account, such proceeds to be applied as otherwise provided in clause (b) above. This special redemption may be made at the discretion of the Board notwithstanding the fact that the Single Lot Bonds may not be optionally redeemed pursuant to Section 2.7 of the Single Lot Resolution.

     (d) The Single Lot Bonds are subject to mandatory redemption, in whole and not in part at a redemption price of 103% of their principal amount plus accrued interest to the date of redemption, in the event that the Business, after the occurrence of a Determination of Taxability (as defined in the Loan Agreement), deposits sufficient funds in the Related Lot Special Redemption Account to effect such redemption pursuant to its obligation under the Loan Agreement.
Such redemption will occur on the first interest payment date following such deposit for which notice of redemption may be timely given.

     If less than all of the Single Lot Bonds are to be redeemed, bonds shall be redeemed from each maturity of the Single Lot Bonds in the proportion which the amount of bonds then outstanding of such maturity bears to the total of all bonds of such Lot then outstanding if less than all of the Single Lot Bonds of like maturity are to be redeemed, the particular bonds to be redeemed shall be selected by the Trustee at random in such manner as the Trustee in its discretion may deem fair and appropriate. Fully registered Single Lot Bonds in a denomination of more than $5,000 may be redeemed in part from time to time in one or more units of $5,000 in the manner provided in the General Resolution.

     In addition to the foregoing, the Single Lot Bonds due August 1, 2010 are subject to redemption prior to maturity by payment of Sinking Fund Installments as provided in the Single Lot Resolution, at 100% of the principal amount of such Single Lot Bonds or portions thereof to be so redeemed, together with accrued interest to the redemption date.

     In the event that any Single Lot Bond is to be called for redemption as aforesaid, notice of such redemption setting forth in the place or places of payment, shall be given to the registered holder of each Single Lot Bond to be redeemed in whole or in part at the address shown on the registration books by mailing a copy of the redemption notice by first class mail not less than 30 days (unless a shorter notice period is required to maintain the exemption of interest on the Single Lot Bonds from Federal income taxation) nor more than 60 days prior to the redemption date.

     On the specified redemption date, all Single Lot Bonds or portions thereof so called for redemption shall cease to bear or accrue interest and shall not longer be secured by the Resolution provided moneys for their redemption are on deposit at the place of payment at that time.

     The holder of this Single Lot Bond shall have no right to enforce the provisions of the Resolutions, or to institute any action to enforce the covenants therein, or to take any action with respect to any event of default under the Resolution, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as otherwise expressly provided in the Resolutions. In addition, the right of the holder of this Bond to institute or prosecute a suit for the enforcement of payment hereof or to enter a judgment in any such suit is limited to the extent that such action would result in the surrender, impairment, waiver or loss of the security provided under the Resolutions for the equal and ratable benefit of all holders of Bonds.

     The Act provides that neither the members of the Board nor any authorized person executing bonds issued pursuant to the Act shall be liable personally on the Bonds or subject to any personal liability or accountability by reason of the issuance thereof.

     It is hereby certified and recited by the Board that all acts, conditions and things necessary to be done precedent to and in the issuance of the Single Lot Bonds in order to make the Single Lot Bonds the legal, valid and binding special obligations of the Board in accordance with their terms, have been done, have happened and have been performed in regular and due form as required by law, and that the issuance of the Single Lot Bonds does not exceed or violate any constitutional, statutory or other limitation upon the amount of indebtedness prescribed bylaw of by the Resolutions.

     This Bond shall not be valid or obligatory for any purpose and shall not be subject to the benefits of the guaranty provided by the General Guaranty Fund until the certificate of authentication hereon shall have been signed by the Trustee.

     IN WITNESS WHEREOF, Minnesota Agricultural and Economic Development Board has caused this bond to be executed in its name and on its behalf by the manual or facsimile signature of the Chair and attested to by the manual or facsimile signature of its Executive Director, all as of the date of original issue, being the 1st day of July, 1998.

                                        MINNESOTA AGRICULTURAL AND
                                        ECONOMIC DEVELOPMENT BOARD


(Seal)
                                        By /s/ Wayne [Illegible]
                                          ---------------------------------
                                          Its Chair
Attest:

By /s/ [Illegible]
   ----------------------------
   Its Executive Director


     Authentication Date:  7/15/98



                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This Bond is one of the bonds described in the within mentioned Resolutions. The undersigned has received from the Escrow Holder a certificate that the amounts in the General Guaranty Fund are pledged to guarantee the payment of debt service payments and certain mandatory prepayments due on this bond in the manner and to the extent set forth in said General Guaranty Fund Pledge and Escrow Agreement and this Bond is subject to the benefits of the guaranty provided by the General Guaranty Fund.

                              U.S. BANK NATIONAL ASSOCIATION, as
                              Trustee

                              By /s/ [Illegible]
                                 ----------------------------
                                 Authorized Signature


                    (END OF FORM OF CERTIFICATE OF AUTHENTICATION)

                                      ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Bond and all rights and title thereunder, and hereby irrevocably constitutes and appoints _______________________________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Medallion Signature Guarantee:

Address of transferee

Social security or other tax
identification number of
transferee:

                              ------------------------------------------------
                              NOTICE: The signature of this assignment must correspond with the name as it appears on the face of the within bond in every particular without alteration or enlargement or any change whatever.

     The following abbreviations, when used in the inscription on the face of this Bond, shall be construed as though they were written out in full according to the applicable laws or regulations:

TEN COM - as tenants                  UTMA
          in common           ......Custodian.......
                              (Cust)         (Minor)


TEN ENT - as tenants
          by the entireties


                              under Uniform Transfer
JT TEN -  as joint tenants    Gifts to Minors Act...
          with right of              (State)
          survivorship and
          not as tenants in
          common


                      Additional abbreviations may also be used,
                            though not in the above list.

                                   ---------------

                                                                 DOCUMENT NO. 27


                                      $3,320,000
                MINNESOTA AGRICULTURAL AND ECONOMIC DEVELOPMENT BOARD
                         MINNESOTA SMALL BUSINESS DEVELOPMENT
                         LOAN PROGRAM REFUNDING REVENUE BONDS
                                 SERIES 1998B, LOT 2


                      NON-ARBITRAGE CERTIFICATE OF THE BORROWER

     I, the undersigned, President, on behalf of Merrill/May, Inc. (the "Borrower") do hereby certify and declare with respect to the $3,320,000 Minnesota Agricultural and Economic Development Board Minnesota Small Business Development Loan Program Refunding Revenue Bonds, Series 1998B, Lot 2 (the "1998B Lot 2 Bonds") as follows:

     1. This Certificate is given to certify certain facts regarding the expenditure of the proceeds of the 1998B Lot 2 Bonds, pursuant to Section 148 of the Internal Revenue Code of 1986, as amended.

     2. The 1998B Lot 2 Bonds are initially dated as of July 1, 1998, and are issued pursuant to the General Resolution of the Minnesota Agricultural Economic Development Authority (now the Minnesota Agricultural and Economic Development Board (the "Board"), as adopted on December 22, 1986, as amended (the "General Bond Resolution"), and the Single Lot Resolution with the respect to the Minnesota Small Business Loan Development Program Revenue Bonds, Series 1990B, Lot 1 (the "1990B Lot 1 Bonds"), dated June 29, 1990 as amended by the Amendment to Single Lot Resolution dated June 29, 1998 with respect to the 1998B Lot 2 Bonds (the "Single Lot Resolution") (the General Bond Resolution and the Single Lot Resolution are herein collectively referred to as the "Resolutions"), pursuant to which the U.S. Bank National Association is serving as Trustee (the "Trustee").

     3. The Board will receive $3,326,706.39 from the purchaser of the 1998B Lot 2 Bonds. That amount represents a payment of 100% of the principal of the 1998B Lot 2 Bonds less $-0- original issue discount, plus $6,706.39 representing accrued interest on the 1998B Lot 2 Bonds from their date to the date of delivery. All of the money received by the Board from the purchase of the 1998B Lot 2 Bonds will be made available to the Borrower for refunding the 1990B Lot 1 Bonds and will be so used, provided that the accrued interest will be deposited in the Holding Account and to be used to pay interest on the 1998B Lot 2 Bonds due on August 1, 1998 if certain conditions are met in the Loan Agreement dated July 1, 1990 as amended and supplemented by the First Amendment to Loan Agreement dated December 31, 1993 and as further amended and supplemented by the Second Amendment to Loan Agreement dated July 1, 1998 (collectively, the "Loan Agreement") and provided further that $332,000 in the Business Loan Reserve Account established for the 1990B Lot 1 Bonds will be deposited into the related Business Loan Reserve Account established with respect to the 1998B Lot 2 Bonds.

     4. The amounts to be received by the Board from the proceeds of the 1998B Lot 2 Bonds, less the costs of issuance of the 1998B Lot 2 Bonds, do not exceed the amounts to be spent by the Borrower to refund the 1990B Lot 2 Bonds.

     5. The Project (as defined in the Loan Agreement) has not been and is not expected to be sold or otherwise disposed of by the Borrower during the term of the Bonds.

     6. The principal of and interest on the 1998B Lot 2 Bonds is to be paid from the Holding Account established under the Resolutions. All moneys deposited in the Holding Account, including investment income are expected to be used to pay principal of or interest on the 1998B Lot 2 Bonds on August 1, 1998. All amounts are transferred out of the related Revenue Accounts and Holding Accounts within twelve months of the date such moneys were so deposited principally to pay fiduciary expenses and debt service through the Holding Account, except for an amount not to exceed the greater of (A) 1 year's earnings on the portions of such Funds and Accounts used to pay debt service or (B) 1/12th of the annual debt service on the 1998B Lot 2 Bonds. It is not reasonably expected that any amounts ever will be on deposit in the Special Redemption Account, the Optional Redemption Account, the Reimbursement Account or the Reconstruction Account for the 1998B Lot 2 Bonds.

     7. On the basis of the foregoing, it is not expected that the proceeds of the 1998B Lot 2 Bonds will be used in a manner that would cause the Bonds to be arbitrage bonds under Section 148 of the Internal Revenue Code of 1986, as amended, and the Regulations prescribed under that Section.

     8. To the best of the Borrower's knowledge and belief, the expectations of the Borrower, as set forth above, are reasonable and there are no facts, estimates or circumstances other than those mentioned above that would materially change the foregoing conclusions.

     9. To the extent they are within the knowledge, belief or control of the Borrower, the facts, circumstances, and expectations set forth in the arbitrage certificate of the Board may be relied upon by the Board and its bond counsel with respect to the 1998B Lot 2 Bonds, and the expectations set forth in such arbitrage certificate are the expectations of the Borrower.

     IN WITNESS WHEREOF, I have signed this certificate this 15th day of July, 1998.

                              MERRILL/MAY, INC.


                              By /s/ John Castro
                                 ------------------------------
                                 Its President
                                     --------------------------













Signature page of Document No. 27, Non-Arbitrage Certificate of the Borrower


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